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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 13, 2002
                                ----------------


                             SYNTROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                     0-21911                   73-1565725
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)


       1350 South Boulder, Suite 1100
               Tulsa, Oklahoma                                 74119-3295
  (Address of principal executive offices)                     (Zip Code)


        Registrant's telephone number, including area code (918) 592-7900
                              --------------------


                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 9. REGULATION FD DISCLOSURE

On August 13, 2002, Syntroleum Corporation submitted the following certifications by its chief executive officer and its chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 in correspondence to the SEC accompanying Syntroleum's quarterly report on Form 10-Q for the quarter ended June 30, 2002. The information in Item 9 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in
Item 9 of this report will not be incorporated by reference into any registration statement filed by Syntroleum Corporation under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

                            Certification Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002
       (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                               United States Code)

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Kenneth
L. Agee, Chairman and Chief Executive Officer of Syntroleum Corporation, a Delaware corporation (the "Company"), hereby certify, to my knowledge, that:

     (1) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2002                      /s/ Kenneth L. Agee
                                            ------------------------------------
                                            Kenneth L. Agee
                                            Chairman and Chief Executive Officer

     The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.

                            Certification Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002
       (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                              United States Code)

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Randall
M. Thompson, Vice President and Chief Financial Officer of Syntroleum Corporation, a Delaware corporation (the "Company"), hereby certify, to my knowledge, that:

     (1) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

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     (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2002                /s/ Randall M. Thompson
                                      ------------------------------------------
                                      Randall M. Thompson
                                      Vice President and Chief Financial Officer

     The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTROLEUM CORPORATION




By:  /s/ Randall M. Thompson                               Date: August 13, 2002
     ------------------------------------------
     Randall M. Thompson
     Vice President and Chief Financial Officer
     (Principal Financial Officer)